Exhibit 99.1

February 2018

Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations, and financial projections, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to safe harbor created thereby. These forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the company’s existing operations and complement of businesses, which are subject to change. Particular risks facing SPX include risks relating to market specific cycles and weather related fluctuations; economic, business and other risks stemming from changes in the economy; legal and regulatory risks; cost of raw materials; pricing pressures; our reliance on U.S. revenues and international operations; our 2015 spin-off transaction; the effectiveness, success, and timing of restructuring plans; our ability to manage changes and measure and estimate the expected revenue and cost associated with our power projects in South Africa; pension funding requirements; liabilities retained in connection with dispositions, and integration of acquisitions. More information regarding such risks can be found in SPX’s Annual Report on Form 10-K and other SEC filings. Statements in this presentation are only as of the time made, and SPX disclaims any responsibility to update or revise such statements except as required by regulatory authorities. This presentation includes non-GAAP financial measures. Reconciliation of the non-GAAP financial measures with the most comparable measures calculated and presented in accordance with GAAP is available in our applicable SEC fillings or the appendix to this presentation. We believe that these non-GAAP measures are useful to investors in evaluating our operating performance and our management of business from period to period. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort. “Core” and “Engineered Solutions (Core)” results in this presentation are non-GAAP financial measures that exclude the results of the South African projects. Additionally, YTD 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment. 2 February 2018

Executive Management Gene Lowe President and CEO Scott Sproule VP, CFO and Treasurer February 2018 3

SPX Corporation Overview February 2018

Company Overview SPX Corporation Headquartered in Charlotte, NC A leading supplier of: HVAC products, Detection & Measurement technologies, and Engineered Solutions ~$1.4b Core Revenue* in 2017 ~5,000 employees NYSE Ticker: SPXC 2017 Core Revenue* by Region 8% 5% 87% SPX is a Leading Supplier of HVAC, Detection & Measurement and Engineered Solutions; Almost 90% of Revenue is Generated by Sales into North America *Non-GAAP financial measure. Excludes the results of the South African projects. 5 February 2018

Executive Highlights Well-positioned to invest for sustainable double digit earnings growth Solid FCF* conversion 100% to 110% of adjusted net income* >$600M available capital to deploy through 2020 Solid platform to expand (products, markets, channels) Working attractive M&A pipeline and anticipate results in 2018 Continuing to Execute on Plan for Significant Value Creation 6 February 2018 *Non-GAAP financial measure.

Strong Brands and Attractive Market Dynamics *Non-GAAP financial measure. Note: Core results are non-GAAP financial measures that exclude the results of the South African projects. (1) Weil-McLain, a division of The Marley-Wylain Company (1) February 2018 7 ~88% of Revenue from #1 or #2 Market Position 69% of Revenue from Replacement Sales 2017 Core Revenue* ~$1.4B Management Estimates Management Estimates 88% 69%

Key Product Offerings and Financial Profile by Segment Locators Fare collection systems Communication technologies Obstruction lighting Package cooling units Fluid coolers Residential and Non-Residential Boilers Electrical heating products Power transformers Cooling towers Heat exchangers 2017: $511m revenue Segment income margin 15% 2017: $625m Core revenue* Core income margin* 7% 2017: $260m revenue Segment income margin 24% *Non-GAAP financial measure. Excludes the results of the South African projects. February 2018 8

SPX Key Value Creation Accomplishments Substantial Progress Achieved on Key Value Creation Initiatives Growing in Adjacent Markets New evaporative condenser product (industrial refrigeration) Expanding Product Breadth New high-efficiency boiler (residential heating) Innovating Transformative Solutions New NC Everest cooling tower Launch of MD Everest cooling tower Enhancing Product Offerings New RD8100 GPS-enabled cable and pipe locator New Model 709 Compact Spectrum Monitoring System (CSMS) Launch of new gCAT4 Plus Underground Cable Locator Leveraging Technology Investments New Genfare Link fare collection system Launch of new Drone detection system Driving Operational Initiatives Transformer business achieved long-term margin target of 10% Reducing Exposure to Power Gen Reduced % of Power generation end markets from >30% in 2015 to <10% in 2017 Reducing South African Project Cash Outflows and Timing on Track Lowered remaining projected cash usage to $25-$30M Final scope approximately 75% complete – substantial completion by end of 2019 February 2018 9

$ Ms (except per share data) 2015 1 2017 Core revenue $1,692 $1,397 % Power generation end markets >30% <10% Core segment income % 8.0% 13.1% Adjusted operating income 2% 3.7% 8.6% South African projects (Status) 3 of 5 scopes remaining 1 of 5 scopes remaining FCF conversion Nominal 118% Debt/EBITDA 3 2.5x 1.5x Expected liquidity to deploy $200 by 2018 >$600 through 2020 Stock price (end of year) $9.33 $31.39 Transformation of SPX (Core) – 2015 Through 2017 Note: Core results are non-GAAP financial measures that exclude the results of the South African projects. Additionally, YTD 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment. 1) As reported including effect of subsequently discontinued operations. 2) Non-GAAP financial measure. 3) Calculated as defined by SPX’s credit facility agreement. February 2018 10

SPX Margin Transformation Actions Taken Since Spin Have Significantly Strengthened SPX’s Financial Profile *Non-GAAP financial measure. Excludes the results of the South African projects. Adjusted EPS* N/A $1.10 $1.47 $1.78 ($2.03-2.18) ($2.65-2.90) February 2018 11 $1.75B Revenues $1.35-$1.40B 0% 2% 4% 6% 8% 10% 12% 2015 (as reported 2/25/16) 2016 Guidance 2016 (as reported 2/23/17) 2017 Actual 2018 Guidance 2020 Targets 3.7% 5.1% 7.0% 8.6% 10.0% 11.0% Adjusted Operating Income Margin*

Updated Value Creation Roadmap SPX Business System Organic Growth Culture & Values Inorganic Growth New products New channels Adjacent markets Focus in HVAC and D&M Significant capital to deploy Large target pipeline Policy deployment Operational excellence Due diligence/integration Leadership development Results/accountability Integrity February 2018 12

Segment Overview February 2018

HVAC

2017 Revenue by Product 2017 Revenue by Geography 87% 5% 8% HVAC Segment Overview February 2018 15 Strong Product Brands and Leading Market Positions Across HVAC Heating and Cooling Product Portfolio ($ millions) Segment income % $511m 14.5% * Segment GM% 34% 32% +~200bps Segment EBITDA $86 $80 +~10% *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. Cooling Products 49% Heating Products 51% 2016 2017 2018E 2020E $ 510 2.0 - 4.0% $511 Organic CAGR 2.0 - 4.0% Revenue 15.7% 100 bps increase 15.0 - 16.0%

Strategic Growth Initiatives Several Attractive Opportunities to Expand and Grow HVAC Platform Channel Development Operational Excellence Commercialize NC Everest (Cooling) Grow Evergreen (high-efficiency boiler) Expand refrigeration – Evaporative Condenser; LS Fluid Cooler Grow combi-boilers (AquabalanceTM) Expand geographic and vertical market channels Execute multi-level sales activities End user, architect/engineer, mechanical contractor Adjacent Markets New Product Development Drive strategic sourcing, productivity initiatives February 2018 16

Cooling products used in non-residential, commercial construction, process cooling and refrigeration applications Well-recognized product brands: Marley and Recold Well-established sales channel including reps and distributors Demand generally follows construction trends (e.g., Dodge Index) Approximately 50% replacement sales 2017 Revenue Breakdown 2017 Revenue by Geography 74% 10% 17% Cooling Products Overview February 2018 17 Strong Product Brands and Leading Market Positions Across Cooling Product Portfolio 0 $251m Package Cooling Towers 86% Parts and Service 14%

Cooling Product Examples February 2018 18 Strong Product Portfolio of Cooling Technologies with Opportunity for Expansion Marley NC Cooling Tower High efficiency Low drift rates Quiet by design Long-life construction Recold Fluid Cooler High performance design Low cost of ownership

Cooling - Key New Products Strong Brand Identity and Well Established Channel Support a Broader NPI Impact Marley MD Everest Tower Launched in February 2018 for larger applications 85% more cooling capacity than any other pre-assembled tower Installation 80% faster than field erected cooling towers Marley LW Fluid Cooler Launched in Q4 2016 High efficiency, low height fluid cooler Awarded first order in Q4 2016 Evaporative Condenser Launched in 2015 Adjacent product and market (refrigeration) February 2018 19

North American businesses with strong brands Products used in residential and non-residential markets and sold primarily through distributors Demand for boiler systems is seasonal: Concentrated in the fourth quarter Approximately 80% replacement revenues 2017 Revenue Breakdown Heating Products Overview Strong Product Brands and Leading Market Positions in North America; Financial Performance Seasonally Strong in Second Half $260m February 2018 20 Boiler Systems 65% Electrical Heating Products 35%

Heating Product Examples Broad Product Offering of Heating Solutions for Residential and Light Commercial Applications Commercial Boilers High efficiency natural gas Standard cast iron Digital wall heaters Aluminum convection heaters Wash-down, corrosion resistant heaters Residential Boilers High efficiency natural gas Standard cast iron Unique hybrid design Gas Combi boilers Electrical Heating Products February 2018 21

Growth Oriented Initiatives Evergreen® floor standing/wall mount modulating condensing boiler, launched in Q3 2015: 95% efficiency meets Department of Energy regulations and achieves Energy Star rating to maximize customer rebates Sizes cover residential and light commercial applications 2016 Dealer Design Awards (DDA) Gold winner High-growth market segment Heating – Key New Products New Product Development: (1) Weil-McLain, a division of The Marley-Wylain Company Weil-McLain(1) Evergreen® Condensing Boiler Award Winning New High Efficiency Product Launch February 2018 22

Detection & Measurement

2017 Revenue by Product 2017 Revenue by Geography 69% 23% 8% Detection & Measurement Segment Overview February 2018 24 Long-Term Targets Include 2% to 6% Annual Organic Revenue Growth and Moderate of Margin Expansion ($ millions) Segment income % 50-100 bps increase * Segment GM% 46% 46% +~100bps Segment EBITDA $49 $67 +~7% *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. 2016 2017 2018E 2020E $226 2.0 - 6.0% $260 Organic CAGR 2.0 - 6.0% Revenue 20.0% ~24.4% 24.0 - 26.0%

Strategic Growth Initiatives Several Attractive Opportunities to Expand and Grow Detection & Measurement Platform Upgrade Installed Base Operational Excellence Scale new GPS-enabled locator Grow fare-collection solutions platform Build out geographic and vertical channels New LED Red lighting solution Aged bus fleet (fare collection) Communication technologies infrastructure Adjacent Markets New Product Development Drive productivity and sourcing initiatives Internet of Things (IOT) February 2018 25

Based in the U.K., a leading global supplier of underground cable and pipe locators, and inspection equipment Continuous new product enhancement and loyal customer base Key demand drivers: Global infrastructure growth Construction growth Health & Safety Legislation Radiodetection Overview February 2018 26 Radiodetection is a Leading Global Supplier of Equipment to Locate and Inspect Buried Cables & Pipes 2017 Revenue by Product 2017 Revenue by Geography 46% 38% 16%

Radiodetection – Key New Products New Product Introduction Continues to Drive Radiodetection’s Performance Video Inspection Cable Avoidance Pipeline Mapper February 2018 27

TCI : A leading global supplier of spectrum monitoring, communication intelligence and geolocation technology Flash Technology: A leading North American supplier of obstruction lighting products Key demand drivers: Global growth of wireless usage Increased spectrum provisioning and monitoring Anti-terrorism and drug interdiction efforts Compliance with government & industry regulations Approximately two-thirds of sales are replacements 2017 Revenue by Product 2017 Revenue by Geography Communication Technologies Overview February 2018 28 TCI and Flash Technology are Leaders in Their Respective Markets $98m 70% 23% 7% SMS & Comm. Int. 41% Obstruction Lighting 59%

SMS & Communications Intelligence Communication Technologies Products Our Communication Technologies Solutions are Adapting to Serve Evolving and Complex Customer Needs Flash Lighting Systems February 2018 29

A leading North American supplier in fare collection: Historical market position concentrated on fare box installations Rapidly evolving technology in the market has driven a transformation in our business: Evolved from “farebox supplier” to “fare collection system provider” Invested in software, product development, program management and marketing Strategic relationships with larger public infrastructure system integrators New product introductions have expanded product offering to include: Mobile ticketing Cloud-based data hosting Remote ticket validator Point-of-sale delivery systems Genfare Genfare is a Leading North American Supplier in Fare Collection GENFARE February 2018 30

Genfare Products: Next Generation Fare Collection Fare Collection Suite of Products Integrated with Back-End Support; We Believe This is The New Industry Standard e-Fare Point-of-Sale Fast Fare-e Legacy Farebox Cloud-Based Infrastructure Mobile Ticketing Fast Fare Farebox Service and Support Software as a Service February 2018 31

Engineered Solutions

2017 Revenue by Geography Engineered Solutions (Core) Segment Overview February 2018 33 Large Installed Base, Strong Product Offering and Brands; Well-Positioned to Achieve Margin Improvement 96% 4% 0% ($ millions) Core income %* Engineered Solutions (Core) Revenue* Organic CAGR 2.0-3.0% *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. Note: Core results are non-GAAP financial measures that exclude the results of the South African projects. ”Revenue down high-single digits” (Project Selectivity portion) 2017 Revenue by Product 9-10% * Segment GM% 16% 17% +~200bps Segment EBITDA $47 $58 +~5% 2016 2017 2018E 2020E 4.9% 7.2%

Strategic Growth Initiatives Several Attractive Opportunities to Grow Profitability of Segment Expand Market Presence Operational Excellence Commercialize proprietary load tap changer (LTC) Broaden component offerings Expand service and components More selective on process cooling projects Large voltage/EHV transformers Supply to OEM customers Evolve Business Model New Product Development Continue operational excellence initiatives Strategic sourcing, productivity and Lean February 2018 34

Transformer Business SPX is a leading supplier of power transformers into North America with strong brand equity Customers include: Public and private electric utilities Independent power producers Large industrial sites Two primary manufacturing locations: Waukesha, WI Goldsboro, NC Service and Components center in Dallas, TX Engineered Solutions – Transformers Overview A Leading North American Supplier of Power Transformers February 2018 35

Demand largely driven by replacement of aging installed base: Average age of installed base is ~40 years Electricity demand has been flat over the past decade, however new T&D construction continues driving demand for power transformers: Utility-scale solar and wind grid connections New capacity of natural gas power plants Grid reliability initiatives: Transmission projects, spare units Regulatory standards have influence on customer spending habits: Energy Policy Act of 2005 FERC Electric Reliability Standards (2007 and Order 1000) American Reinvestment and Recovery Act of 2009 Transformers Overview - North American Market Replacement Transformers Expected to be Primary Demand Driver February 2018 36

Transformer Product and Service Examples Leading North American Supplier of Medium Power Transformers Oil Processing Truck Large Power (High Voltage) Transformer February 2018 37

Based in the U.S., a leading global manufacturer of cooling towers and air cooled heat exchangers Continuous new product enhancements and exceptional quality equipment for more than a century Large installed base in U.S. and abroad Growing component and aftermarket opportunities Greater selectivity in projects 2017 Revenue by Product 2017 Revenue by Geography Process Cooling Overview February 2018 38 Repositioning Business for Greater Aftermarket Opportunities $264m 89% 11% 0% Cooling Towers 76% Other 24%

Process Cooling – Key New Products Aftermarket Service and Components is Focus Area of New Product Initiatives Gear Reducer Heat Transfer Media Air Flow Components TBD February 2018 39

Financial Position & Capital Allocation February 2018

Capital Allocation Discipline February 2018 41 Methodology Expected Outcome Utilize strategic planning process to evaluate future revenue and earnings growth Quantify projected future cash flows and estimate total company valuation Maintain target capital structure Net Debt to EBITDA(1) target range: 1.5x to 2.5x Invest available capital in highest, risk- adjusted, return opportunities Cost reduction initiatives Organic business development Bolt-on acquisitions Return of capital to shareholders (1) Net Debt and EBITDA as defined in SPX Corporation’s credit agreement

($millions) Q4 2016 Q4 2017 Short-term debt $15 $7 Current maturities of long-term debt 18 0.5 Long-term debt 324 349 Total Debt $356 $357 Less: Cash on hand (100) (124) Net Debt $256 $232 Capital Structure 42 * Calculated as defined by SPX’s credit facility agreement. February 2018 2.1x 1.5x 2.4x 2.3x Q4 2016 Q4 2017 LT Target Leverage Ratios Bank Net Leverage * Gross Leverage 1.5 - 2.5x (As Reported)

Cash Flow & Liquidity Financial Position 43 Net Leverage At Low End of Target Range ($ in millions) 2017 Core Free Cash Flow* generation of $93M during 2017 reflecting 118% conversion of Adjusted Net Income* Targeting 110% Core Free Cash Flow* Conversion Active M&A Pipeline Note: Core results are non-GAAP financial measures that exclude the results of the South African projects. Additionally, YTD 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment. *Non-GAAP financial measure. Extended Maturity by Two Years and Reduced Near-Term Cash Requirements February 2018 2018 2019 2020 2021 2022 $18 $18 $18 $298 Term Debt Repayment Schedule (New Credit Agreement)

SPX Acquisition Approach February 2018 44 Qualitative Focused on building existing platforms Existing markets or close adjacencies Engineered products Attractive growth opportunities Secular growth drivers Fragmented market with consolidation opportunities Differentiated offering through technology, brand or channel Quantitative Revenue transaction size $20-$100 million (primary focus);  opportunistically consider larger targets ROIC > double digits 3-5 yrs Accretive to adjusted EPS in year 1, GAAP EPS in year 2

Financial Targets February 2018

2018 Core Guidance Revenue Segment Income Margin HVAC Organic growth* within LT range of 2.0-4.0% 100 basis points increase (~15.5%) Detection & Measurement Organic growth* within LT range of 2.0-6.0% 50-100 basis points increase (~25.0-25.5%) Engineered Solutions (Core)* Segment revenue decline* in high-single digits % Modest growth in Transformer revenue; organic decline* in Process Cooling resulting from operating model changes 80-130 basis points increase (~8.0-8.5%) Total SPX Core* $1.35-1.40 billion 80-130 basis points increase (~14.0-14.5%) Adjusted Operating Income Margin* Up Year-over-Year ~150 Basis Points to ~10.0%; Adjusted EPS* Guidance $2.03-$2.18 46 Note: Core results are non-GAAP financial measures that exclude the results of the South African projects. *Non-GAAP financial measure. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort. February 2018

Long-Term Financial Targets (all targets Non-GAAP financial measures) February 2018 47 >$600M of Capital Available to Deploy Through 2020; Clear Line of Sight to Sustainable Double Digit Adjusted EPS Growth 2020 (Prior) 2020 (New) $1.7 - $1.8B Core Revenue 10.5-11.5% Adjusted Operating Income Margin $2.65 - $2.90 Adjusted EPS 100-110% FCF Conversion of Adjusted Net Income Excludes the results of the South African projects. We have not reconciled forward-looking non-GAAP financial measures to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the forward-looking non-GAAP financial measures to their corresponding GAAP financial measures is not available without unreasonable effort. $1.5 - $1.7B Core Revenue 10.0-11.0% Adjusted Operating Income Margin $2.25 - $2.50 Adjusted EPS >100% FCF Conversion of Adjusted Net Income

Appendix February 2018

2018 Adjusted EPS* Guidance - Key Drivers 49 Commercial Growth Decelerates Commodity Inflation/Pass-Throughs Warmer Winter Weather Lower Interest Rates Colder Winter Weather Commercial Growth Accelerates $2.18 $2.03 $2.11 High Case Base Case Low Case Favorable Economic Policy/Infrastructure Stimulus Unfavorable Political Events/Economic Instability *Non-GAAP financial measure. Note: Core results are non-GAAP financial measures that exclude the results of the South African projects. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort. February 2018

Engineered Solutions Business Model Shift – Pro Forma Revenues Baseline Growth of 2% to 3% 50 February 2018 Note: Pro Forma for illustrative purposes only. Based on management estimates. 2017 Future Baseline Baseline $540 - 560m $60 - 80m Business model change Baseline growth of 2 - 3% Baseline

South African Projects Overview February 2018 51 These Two Power Stations Expected to Add ~10 GW of Power Capacity When Completed Medupi & Kusile Power Stations Two mega-projects sites: Twelve 800 mega-watt coal-fired plants (six at each project site) Total project value of ~$1.3B (>85% complete) Eskom is a state-owned South African utility GE/Alstom and Mitsubishi Hitachi are our customers One scope of work remaining (of five original scopes) Boiler Island Turbine Island

South African Projects Update Reducing Estimate of Cash Usage Through Completion to $25-$30 Million 2016 2017 2018 2019 2020 Scope 3 Scope 4 Scope 5 $33M 2016 $49M 2017 $25-$30M 2018 through Completion 2015 Cash Usage*: Scope 1 Scope 2 2015 2016 2017 2018 2019 2020+ Pre-2015 Substantial Completion by End of 2019 *Net of U.S. tax benefits related to South Africa for 2017 forward 52 February 2018

Full-Year Gross Margins to U.S. GAAP Reconciliation February 2018 53 (1) For the three and twelve months ended December 31, 2017, we made revisions to our estimates of expected revenues and costs on our large power projects in South Africa. As a result of these revisions, we reduced revenues for the projects during the three and twelve months ended December 31, 2017 by $23.4 and $36.9, respectively, and increased the loss on the projects by $29.9 and $52.8, respectively. Engineered Solutions segment FYE 2017 FYE 2016 Engineered Solutions gross profit 47.7 97.7 as a percent of revenues 7% 13% Exclude: South African projects (1) (59.1) (5.8) Engineered Solutions (Core) gross profit 106.8 103.5 as a percent of Core revenues 17% 16%

Full-Year EBITDA to U.S. GAAP Reconciliation February 2018 54 (1) For the three and twelve months ended December 31, 2017, we made revisions to our estimates of expected revenues and costs on our large power projects in South Africa. As a result of these revisions, we reduced revenues for the projects during the three and twelve months ended December 31, 2017 by $23.4 and $36.9, respectively, and increased the loss on the projects by $29.9 and $52.8, respectively. HVAC segment FYE 2017 FYE 2016 Segment income 74.1 $ 80.2 $ Adjustments: Depreciation & amortization 5.5 5.3 HVAC Segment EBITDA 79.6 $ 85.5 $ Detection & Measurement segment Segment income 63.4 $ 45.3 $ Adjustments: Depreciation & amortization 4.0 3.4 Detection & Measurement Segment EBITDA 67.4 $ 48.7 $ Engineered Solutions segment Segment Income (12.6) $ 17.3 $ Exclude: South African projects (1) (68.0) (14.5) Exclude: Contract settlement gain 10.2 — Engineered Solutions (Core) income 45.2 $ 31.8 $ Adjustments: Depreciation & amortization 12.5 15.2 Engineered Solutions (Core) EBITDA 57.7 $ 47.0 $